SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549



                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 23, 1994


                           CLARK EQUIPMENT COMPANY
            (Exact name of registrant as specified in its charter)



     Delaware                 1-5646                   38-0425350
(State or other juris-     (Commission                (IRS Employer
diction of incorporation)   File Number)          Identification Number)



100 North Michigan Street
P. O. Box 7008
South Bend, Indiana
(Address of principal                                    46634
executive offices)                                     (Zip Code)



Registrant's telephone number                        (219) 239-0100
including area code












                                                      Total Number of Pages: 4
                                                      Exhibit Index at Page: 3
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ITEM 5.   OTHER EVENTS


On September 23, 1994, Registrant issued a press release regarding its expected results for the third quarter of 1994. A copy of this press release is attached as Exhibit (99) and incorporated in this Item by reference. The press release contains certain forward-looking statements about Registrant as defined in paragraph (c) of Rule 3B-6, "Liability for Certain Statements by Issuers" issued pursuant to the Securities Exchange Act of 1934. The forward-looking statements of Registrant published in the press release are reaffirmed hereby.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit (99) - Registrant's press release regarding its expected results for the third quarter of 1994 issued September 23, 1994.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARK EQUIPMENT COMPANY

                              /s/ John J. Moran, Jr.

                              John J. Moran, Jr.
                              Assistant Secretary



Date:  September 23, 1994





















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                            EXHIBIT LIST AND INDEX



                                             Filed Herewith Unless
Exhibit        Description                   Otherwise Indicated

 (99)          Registrant's Press Release         Page 4
               dated September 23, 1994

















































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